FIRST AMENDMENT TO AMENDED AND RESTATED
MEMORANDUM OF UNDERSTANDING
(SALE FACILITIES)
THIS FIRST AMENDMENT TO AMENDED AND RESTATED MEMORANDUM OF UNDERSTANDING (SALE FACILITIES) (this “Amendment”) is entered into as of February 22, 2017 by and between SABRA HEALTH CARE REIT, INC., a Maryland corporation (“Sabra”), and GENESIS HEALTHCARE INC., a Delaware corporation (“Genesis”).

A.Sabra and Genesis are parties to that certain Amended and Restated Memorandum of Understanding (Sale Facilities) dated as of July 29, 2016 (the “Sale Facilities MOU”).

B.In connection with the execution and delivery of certain other agreements between Sabra and Genesis of even date herewith, the parties hereto desire to amend the Sale Facilities MOU under the specific terms and conditions set forth herein.

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment to MOU. The “Outside Date”, as defined in Section 1 of the Sale Facilities MOU, is hereby changed from March 31, 2017 to mean August 31, 2017.
2.Affirmation of Obligations. Notwithstanding the modification to the Sale Facilities MOU contained herein, Sabra and Genesis each hereby acknowledges and reaffirms its obligations under the Sale Facilities MOU (as modified hereby) and all other documents executed by such party in connection therewith.
3.Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Amendment.
4.Incorporation of Recitals. The Recitals to this Amendment are incorporated hereby by reference.
5.Counterparts. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

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Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.
6.Attorneys’ Fees. Genesis hereby agrees to reimburse Sabra, within fifteen (15) days of written demand therefor, for all documented reasonable attorneys’ fees and costs incurred by Sabra in connection with the preparation and negotiation of this Amendment. In the event of any dispute or litigation concerning the enforcement, validity or interpretation of this Amendment, or any part thereof, the losing party shall pay all costs, charges, fees and expenses (including reasonable attorneys’ fees) paid or incurred by the prevailing party, regardless of whether any action or proceeding is initiated relative to such dispute and regardless of whether any such litigation is prosecuted to judgment.
7.Effect of Amendment. Except as specifically amended pursuant to the terms of this Amendment, the terms and conditions of the Sale Facilities MOU shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms of this Amendment and any terms of the Sale Facilities MOU, the terms of this Amendment shall govern and prevail.
8.Entire Agreement. This Amendment contains the entire agreement between the parties relating to the subject matters contained herein. Any oral representations or statements concerning the subject matters herein shall be of no force or effect.

[Signature pages to follow.]

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IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date first above written.
GENESIS:
GENESIS HEALTHCARE, INC.,
a Delaware corporation

By:    /S/    MICHAEL BERG
Name:    Michael Berg
Title:    Assistant Secretary

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SABRA:
SABRA HEALTH CARE REIT, INC.,
a Maryland corporation

By:    /S/    HAROLD W. ANDREWS, JR.
Name:    Harold W. Andrews, Jr.
Title:    Chief Financial Officer

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